UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 16, 2007



                    Millennium India Acquisition Company Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-32931                   20-4531310
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                         330 East 38th Street, Suite 46C
                               New York, NY 10016
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 681-6763


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 16, 2007, we issued a press release announcing that we and SMC Group have re-affirmed our commitment to take all possible steps to successfully complete our previously announced agreement to acquire a 14.9% equity interest in SMC Group and, accordingly, have mutually agreed to extend the stipulated timeline for completing the transaction by two months, until December 27th 2007, with all terms and conditions remaining the same.

     A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.           Description
    -----------           -----------

        99.1              Press release issued on October 16, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Millennium India Acquisition Company Inc.



Dated: October 18, 2007            By:    /s/ F. Jacob Cherian
                                        --------------------------------------
                                         F. Jacob Cherian
                                         President and Chief Executive Officer